UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): August 22, 2003

                        Commission file number: 000-16299
                                ----------------

                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                     13-3054685
(State or other jurisdiction of             (IRS Employer Identification Number)
 Incorporation or Organization)

 801 Mahler Rd, Suite G, Burlingame, CA                    94010
(Address of principal executive offices)                 (Zip Code)

                                 (650) 692-0240
              (Registrant's Telephone Number, including area code)


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ITEM 5. Other Events and Regulation FD Disclosure

On August 22, 2003 ANTs software inc. signed a letter of intent (the "Letter") with Net Soft Systems, Inc. of Vancouver, British Columbia, Canada. Pursuant to the terms of the Letter, both parties agreed to pursue a joint venture agreement which would establish a joint venture organized for the purpose of selling and distributing the ANTs Data Server in Poland, Russia, the Czech Republic, and the European Common Market.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ANTs software inc.

Date:    August 22, 2003        By:   /s/  Francis K. Ruotolo
                                      ---------------------------
                                      Francis K. Ruotolo, Chairman
                                      and Chief Executive Officer